Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

FUNDVANTAGE TRUST
(THE “TRUST”)

QUALITY DIVIDEND FUND
(THE “FUND”)

Supplement dated September 16, 2015 to the Prospectus for the Fund dated September 1, 2015

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

The Average Annual Total Returns as of December 31, 2014 for the S&P 500 Index in the “Performance Information” section on page 4 of the Prospectus is replaced with the following information.  All other information in the Average Annual Total Returns table remains unchanged.

Quality Dividend Fund — Class A Shares Average Annual Total Returns for the periods ended December 31, 2014	1 Year	Since Inception (September 30, 2013)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(1)	13.69%	20.00%

Quality Dividend Fund — Class C Shares Average Annual Total Returns for the periods ended December 31, 2014	1 Year	Since Inception (October 1, 2013)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(1)	13.69%	19.28%

(1)  The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE